Exhibit 10 (c)










                          WEST PHARMACEUTICAL SERVICES, INC.



                        1999 NON-QUALIFIED STOCK OPTION PLAN

                              FOR NON-EMPLOYEE DIRECTORS







          -----------------------------------------------------------------
                                    PLAN DOCUMENT
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                Adopted March 6, 1999, effective as of April 27, 1999





                        1999 NON-QUALIFIED STOCK OPTION PLAN
                             FOR NON-EMPLOYEE DIRECTORS

          1. Purpose. The purpose of the Plan is to attract and retain the services of knowledgeable and experienced non-employee directors by providing incentive to such directors to achieve long-term and consistent growth in shareholder value, as measured by relative stock price growth. In doing so, the Plan is intended to promote the continued growth and financial success of the Company.

          2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

               a)   "Board" means the Board of Directors of the Company.

               b) "Code" means the Internal Revenue Code of 1986, as amended.

               c) "Common Stock" means the common stock, par value $0.25 per share, of the Company.

               d)   "Company" means West Pharmaceutical Services, Inc.

               e)   "Current   Eligible   Director"  means   each  Eligible
                    Director in office on April 27, 1999.

               f) "Eligible Director' means each director of the Company who is not an employee of the Company or any of the Company's subsidiaries (as defined in section 424 (f) of the Code), which term shall include both Current Eligible Directors and Future Eligible Directors.

               g) "Exercise Price" means the purchase price per Share purchasable under an Option, which shall be 100% of the Fair Market Value of a Share on the Grant Date.

               h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               i) "Fair Market Value" means on any given date the mean between the highest and lowest prices of actual sales of Common Stock on the New York Stock Exchange (or other principal exchange on which it is traded) on such date. If no sales were made on such date, then the mean shall be calculated using the highest and lowest prices of sales on the last preceding day on which the Common Stock was traded.

               j) "Future Eligible Director" means each person not a Current Eligible Director who becomes an Eligible Director at any time during the term of the Plan.

               k) "Grant Date" means the date on which an Option is granted under the Plan. For each Current Eligible Director, the Grant Dates shall be April 27, 1999, and the date on which the 2002 Annual Meeting of
                    Shareholders is held. For each FutureEligible Director, the Grant Date(s) shall depend on the date the individual first becomes a Future Eligible Director and is set forth in the Table of Grant Date(s) and Shares Underlying Option Grant(s), attached hereto as Exhibit "A".

               l) "1992 Option Plan" means the 1992 Non-Qualified Stock Option Plan for Outside Directors, as amended, which shall be terminated upon adoption by the shareholders of the Plan.

               m) "Option" means any right granted to an Optionee allowing such Optionee to purchase Shares at their Fair Market Value on the Grant Date and during such period or periods as are set forth in the Plan. All Options shall be non-qualified options and shall not be qualified for the favorable tax treatment afforded under section 422 of the Code.

               n) "Optionee" means an Eligible Director who receives an Option under the Plan.

               o)   "Shares" means shares of Common Stock.

          3. Administration. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

          4.   Shares Subject to the Plan.

               a) Total Number. Subject to the following provisions of this Section 4, the maximum number of Shares that may be delivered to Optionees and their beneficiaries under the Plan shall be 125,000 Shares, which shall include:
                    (i) any Shares remaining available for future delivery under the 1992 Option Plan and not subject to outstanding stock options thereunder; and (ii) any Shares subject to outstanding options under the 1992 Option Plan, which lapse, expire, are canceled or otherwise terminate without delivery of Shares.

               b)   Reduction in Number of Shares Available.

                    i) The grant of an Option shall reduce the Shares as to which Options may be granted by the number of Shares subject to such Option.

                    ii) Any Shares issued by the Company under any other stock option plan of the Company shall not reduce the Shares available for grants under this Plan.


               c)   Increase in Number of Shares Available.

                    i) The lapse, expiration, cancellation or other termination of an Option that has not been fully exercised shall increase the number of Shares as to which Options may be granted by the number of Shares that have not been issued upon exercise of such Option.

                    ii) To the extent any Shares covered by an Option are not delivered to an Eligible Director or beneficiary because the Option expires or is terminated, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

               d) Maximum Number of Shares Available. Subject to Section 4 e), the following additional maximums are imposed under the Plan:

                    i) The maximum number of Shares that may be covered by Options granted to any single Eligible Director pursuant to Section 5 (relating to the grant of Options) shall be 9,000 Shares.

                    ii) If the Exercise Price of any Option is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

               e) Change in Number and Kind of Shares. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend or distribution, stock split, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Board may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Board may include adjustments of: (i) the number and kind of shares that may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Options; and (iii) the Exercise Price of outstanding Options; as well as any other adjustments that the Board determines to be equitable.

          5. Grant of Options. Each Eligible Director shall be granted an Option to purchase the number of Shares and on the Grant Date(s) that are set forth on Exhibit A. Each Option shall become exercisable in three equal annual installments on the first through third anniversaries of the relevant Grant Date; provided, however, that an Option shall become immediately exercisable (i) upon the Optionee's retirement from the Board, and (ii) in the event the market price of the Shares reaches a level that is at least equal to a 10% annual growth rate measured over the three-year vesting term.

          6. General Terms. The following provisions shall apply to each Option.

               a)   Expiration  Date.      Options shall  expire  upon  the
                    earliest to occur of:

                    i)   the  ten-year anniversary  of  the Option's  Grant
                         Date;

                    ii) if the Optionee's service as a director of the Company terminates by reason of retirement, the one-year anniversary of the date of such termination, provided, however, that if the Director dies during the one-year period after retirement, the earlier of such anniversary date or 90 days after death;

                    iii) if  the Optionee's  service as  a director  of the
                         Company terminates by reasons other than retirement (including death or disability), the 90-day anniversary of the date of such termination;

                         The existence of retirement and the existence of and the date of disability shall be determined by the Board in its sole discretion.

               b) Removal for Cause. Notwithstanding any other provision of this Plan, in the event an Eligible Director is removed from office for cause, all unexercised Options outstanding at that time shall terminate.

               c) Method of Exercise. Any portion of an Option that has become exercisable in accordance with Section 5 may be exercised by the Optionee in whole or in part at any time until it expires or is terminated.

               d) Transferability. No Options may be transferred by the Optionee otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the Optionee's lifetime the Option may be exercised only by him or her.

               e) Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under Section 5 shall be subject to the following:


                    i) The full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise.

                    ii) The Exercise Price shall be payable in cash or by tendering Shares (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the date of exercise), or in any combination thereof, as determined by the Board. Such determination may include a restriction on the use of any Shares unless they have been held by the Optionee for at least six months before delivery, and have not been used for another exercise during such period.

               f) Issuance of Certificates; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment to the Company of the Exercise Price, the Company shall deliver to the Optionee the number of whole Shares and a check for the Fair Market Value on the date of exercise of the fractional share to which the Optionee is entitled.

          7.   Change in Control

               a) Effect of Change in Control. Notwithstanding anything in this Plan to the contrary, all Options shall become immediately exercisable upon the occurrence of a Change in Control, provided that if a proposed transaction involving a Change in Control is affirmatively recommended by a majority of the Board to the Company's shareholders, the Company may, at any time on or after the third business day preceding the consummation of such transaction, with respect to the any unexercisable Option which is or may become exercisable prior to such consummation, require the surrender of the Option by the Optionee upon the payment by the Company to the Optionee in cash of an amount equal to the difference between the Exercise Price and the Fair Market Value of the Shares that are subject to purchase under the terms thereof.

               b) Definition. For purposes of this Plan, a "Change in Control' shall mean a change in control of a nature that would be required to be reported in response to
                    Item 1 of the Current Report on Form 8-K as in effect on April 27, 1998 pursuant to Section 13 or 15(d) of the Exchange Act, provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

                    i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than:

                              the Company,

                              any Person who on the date hereof is a director or officer of the Company, or a  trustee  or  fiduciary holding  securities
                              under  an  employee   benefit  plan  of   the
                              Company,

                         is or becomes the "beneficial owner," (as defined in Rule 13-d3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then-outstanding securities; or

                    ii) during any period of two consecutive years during the term of the Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                    iii) the shareholders  of  the Company  approve: (A)  a
                         plan of  complete liquidation  of the  Company; or
                         (B) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) outstanding immediately after such merger, consolidation, or reorganization.

          8.   Amendments and Termination.

               a) Board Authority. The Board may amend, alter, or terminate the Plan, but no amendment, alteration, or termination shall be made (i) that would impair or adversely affect the rights of an Optionee under an Option theretofore granted, without the Optionee's consent, or (ii) without the approval of the shareholders if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, or if the proposed alteration or amendment would increase the aggregate number of Shares that may be issued upon the exercise of Options (other than pursuant to Section 4 e)); provided, however, that in no event shall this Plan be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

               b) Prior Shareholder and Optionee Approval. Notwithstanding anything in this Plan to the contrary, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any successor rule promulgated by the Securities and Exchange Commission related to the treatment of benefit and compensation plans under
                    Section 16 of the Exchange Act, the Board is authorized to make such amendments without the consent of Optionees or the shareholders of the Company.

          9.   General Provisions.

               a)   Limits  on Distribution.    Distribution  of Shares  or
                    other amounts under the Plan shall be subject to the following:

                    i) Notwithstanding any other provision of the Plan, if at any time the Board shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by an Optionee with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Option or the issue or purchase of Shares thereunder, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

                    ii) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificate basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

               b) Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required by applicable law or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

               c) Withholding of Taxes. Each Optionee shall pay to the Company, upon the Company's request, all amounts necessary to satisfy the Company's federal, state and local tax withholding obligations with respect to the grant or exercise of any Option.

               d) Conformity With Law. If any provision of the Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

          10. Effective Date and Termination. The Plan shall become effective on April 27, 1999, upon the approval of the shareholders of the Company at the 1999 Annual Meeting of Shareholders, and shall terminate on January 1, 2005. No Options shall be granted after the termination date. Any Options outstanding on the termination date shall expire or terminate in accordance with the terms of any written instrument evidencing such Option and the terms and provisions of this Plan.

                     Certified True and Correct Copy of the Plan

                                     ************






          [CORPORATE SEAL]              WEST PHARMACEUTICAL SERVICES, INC.



          Date:                              By:
               ------------------------      ---------------------------
                                             John R. Gailey III, Secretary






                                                               Exhibit  A



             Table of Grant Date(s) and Shares Underlying Option Grant(s)
            ---------------------------------------------------------------


                Shares Underlying Stock Options and Date of Option Grant

                                        Annual Meeting Date


          Date Director
          Joins Board            Election Date   1999    2000  2001  2002  2003   2004   2005 Totals


          ------------------------------------------------------------------------------------------
          On or before 1999
          Annual Meeting                        4,500               4,500                      9,000
          After 1999 Annual

          Meeting and before
          January 1, 2000                  750                      3,000        4,500         8,250

          Between January 1, 2000
          and 2000 Annual Meeting                                   3,000        4,500         7,500

          After 2000 Annual
          Meeting and before
          January 1, 2001                  750                            1,500  4,500         6,750



          Date Director
          Joins Board            Election Date   1999    2000  2001  2002  2003   2004   2005 Totals
          ------------------------------------------------------------------------------------------
          Between January 1, 2001
          and 2001 Annual Meeting                                         1,500  4,500         6,000

          After 2001 Annual
          Meeting and before
          January 1, 2002                  750                                   4,500         5,250

          Between January 1, 2002
          and 2002 Annual Meeting                                                4,500         4,500


          After 2002 Annual
          Meeting and before
          January 1, 2003                  750                                   3,000         3,750


          Between January 1, 2003
          and 2003 Annual Meeting                                                3,000         3,000


          After 2003 Annual
          Meeting and before
          January 1, 2004                  750                                   1,500         2,250


          Between January 1, 2004
          and 2004 Annual Meeting                                   1,500        1,500

          After 2004 Annual
          Meeting and before
          January 1, 2005                  750                                                   750




